SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549




                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  August 15, 1996


                          STONE & WEBSTER, INCORPORATED
                 (Exact name of registrant as specified in charter)




                                      Delaware
                            (State or other jurisdiction
                                  of incorporation)

                   1-1228                                 13-5416910
           (Commission File No.)                       (IRS employer
                                                        identification no.)

         250 W. 34th Street, New York, N.Y.               10119
         (Address of principal executive offices)      (Zip Code)



         Registrant's telephone number, including area code (212) 290-7500













                          This Form 8-K consists of
                           sequentially numbered pages.
                        Exhibit Index Appears on Page    .







         ITEM 5.   OTHER EVENTS.

                   On August 15, 1996, Stone & Webster, Incorporated issued a press release relating to the adoption of a shareholder rights plan. The full text of the press release is attached hereto as Exhibit 1 and is hereby incorporated herein by reference in its entirety.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                        (c)  Exhibits

                             (1)  Press Release, dated August 15, 1996.







                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           STONE & WEBSTER, INCORPORATED



                                           By: /s/ Jeremiah P. Cronin
                                              Name:  Jeremiah P. Cronin
                                              Title: Executive Vice President


         Dated:  August 16, 1996












































                                   EXHIBIT INDEX



         Exhibit                                             Sequential
           No.          Description                          Page Number
         -------        -----------                          -----------
           (1)     Press Release, dated August 15, 1996.......